                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                November 15, 2004

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

                             RHODE ISLAND 05-0318215
          (STATE OR OTHER JURISDICTION OF (IRS EMPLOYER IDENTIFICATION
                     INCORPORATION OR ORGANIZATION) NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.02         APPOINTMENT OF PRINCIPAL OFFICER

     On  November  15,  2004 the Board of  Directors  of  Astro-Med,  Inc.  (the
"Company")  appointed  John  D.  McGuinness,  40,  as  the  Company's  corporate controller (principal accounting officer).

     Mr.  McGuinness  brings  a  diverse  background  of  successful   financial
management  experience to Astro-Med from his many years in both private industry and public  accounting.  Most  recently,  Mr.  McGuinness  held the  position of
Corporate Controller for Paramount Cards Holding Company where he served in that capacity for three years.  Prior to his three years with Paramount,  he held the position of senior financial analyst with Nortek,  Inc. Mr.  McGuinness's tenure in public  accounting  included three years with KPMG LLP where he served on the firm's audit staff.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: November 15, 2004                              ASTRO-MED, INC.

                                             By:  /s/ Joseph P. O'Connell
                                                 ---------------------------------------
                                                      Joseph P. O'Connell
                                                      Vice President, Treasurer
                                                      and Chief Financial Officer